Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes
13. Income Taxes

The Company’s United States and Irish based subsidiaries file tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before provision for income taxes are as follows:

	Year ended
	December 31,	December 31,	December 31,
	2015	2014	2013
	(in thousands)
Ireland	$184,643	$143,889	$80,914
United States	15,436	6,966	16,218
Other	78,771	51,861	23,733
Income before provision for income taxes	$278,850	$202,716	$120,865

The components of provision for income taxes are as follows:

	Year ended
	December 31,	December 31,	December 31,
	2015	2014	2013
	(in thousands)
Provision for income taxes:
Current tax expense:
Ireland	$21,769	$19,562	$9,158
United States	684	7,891	14,492
Other	13,701	10,695	4,876
Total current tax expense	36,154	38,148	28,526

Deferred tax expense/(benefit):
Ireland	26	(1,178)	1,914
United States	2,896	(3,031)	(9,420)
Other	235	(3,691)	(2,967)
Total deferred tax expense/(benefit)	3,157	(7,900)	(10,473)

Provision for income taxes	39,311	30,248	18,053

Impact on shareholders equity and other comprehensive income of the tax consequence of :
Excess tax benefit on stock compensation	(1,905)	(2,404)	(1,651)
Currency impact on long term funding	3,574	178	87

Total	$40,980	$28,022	$16,489

Ireland’s statutory income tax rate is 12.5%.  The Company’s consolidated reported provision for income taxes differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31,	December 31,	December 31,
	2015	2014	2013
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2014:12.5%; 2013:12.5%)	$34,856	$25,340	$15,108
Foreign and other income taxed at higher rates	4,614	3,152	4,873
Research & development tax incentives	(695)	(1,810)	(2,598)
Movement in valuation allowance	(4,133)	(1,965)	2,389
Effects of change in tax rates	(16)	543	1,553
Increase/(decrease) in unrecognized tax benefits	5,085	2,869	(1,409)
Effects of permanent items	(463)	2,048	(1,790)
Other	63	71	(73)
Provision for income taxes	$39,311	$30,248	$18,053

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	Year ended
	December 31,	December 31,	December 31,
	2015	2014	2013
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$2,665	$4,270	$6,501
Goodwill	21,571	18,645	14,013
Other intangible assets	7,369	3,657	970
Other	1,293	1,947	1,111
Total deferred tax liabilities recognized	32,898	28,519	22,595

Deferred tax assets:
Operating loss and tax credits carryforwards	22,186	30,586	29,696
Property, plant and equipment	4,818	4,002	2,739
Accrued expenses and payments on account	29,473	37,620	30,136
Stock compensation	12,959	8,717	6,291
Deferred compensation expense	2,174	1,853	1,187
Other	566	1,244	92
Total deferred tax assets	72,176	84,022	70,141
Valuation allowance for deferred tax assets	(17,184)	(23,145)	(24,348)
Deferred tax assets recognized	54,992	60,877	45,793
Overall net deferred tax asset	$22,094	$32,358	$23,198

The Company early adopted the provisions of ASU 2015-17 which requires entities with a classified balance sheet to present all deferred tax assets and liabilities as noncurrent on the basis that it is a more useful presentation of the Company’s position.  The prior period amounts were not retrospectively adjusted.

At December 31, 2015 non-U.S subsidiaries had operating loss carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $68.6 million (2014: $95.6 million). In addition at December 31, 2015 non-U.S subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $5.9 million (2014: $3.6 million). At December 31, 2015 non-U.S. subsidiaries also had additional operating loss carry forwards of $6.3 million which are due to expire between 2016 and 2022.

At December 31, 2015 U.S. subsidiaries had U.S. federal and state net operating loss (“NOL”) carry forwards of approximately $51.6million and $ 89.8million, respectively. These NOLs are available for offset against future taxable income and expire between 2016 and 2035.  Of the $51.6 million U.S. federal NOLs, approximately $ 26.7 million is currently available for offset against future U.S. federal taxable income. Of the $51.6 million U.S. federal NOLs, approximately $ 16.3million would be recorded in additional paid in capital upon utilization. Of the $89.8 million of state NOLs, approximately $ 17.3million would be recorded in additional paid in capital upon utilization. The subsidiary’s ability to use the U.S. federal and state NOL carry forwards is limited on an annual basis due to changes of ownership in 2000, 2010 and 2014, as defined by Section 382 of the Internal Revenue Code of 1986, as amended.  Of the U.S. federal NOLs, $29.2 million are limited by Section 382.  Of the $29.2 million of losses, the amount available during 2015 totaled $4.2 million. The remaining losses are available as follows: $4.2 million for the years 2016 – 2018, $2.9 million in 2019, $2.0M for the years 2020 – 2023 and $1.2 million in 2024.

The expected expiry dates of these losses are as follows:

	Federal NOL’s	State NOL’s
	(in thousands)

2016-2017	565	-
2023-2033	34,800	63,793
2035	16,252	25,987

	$51,617	$89,780

In addition US subsidiaries have alternative minimum tax credit carry forwards of approximately $0.3 million that are available to reduce future U.S. federal regular income taxes, over an indefinite period.  They also have general business credit carry forwards of approximately $0.3 million that are available to offset future U.S. federal income taxes.

The valuation allowance at December 31, 2015 was approximately $17.2 million.  The valuation allowance for deferred tax assets as of December 31, 2014 and December 31, 2013 was $23.1 million and $24.3 million respectively. The net change in the total valuation allowance was a decrease of $5.9 million during 2015 and a decrease of $1.2 million during 2014. Of the total decrease of $5.9 million in 2015, $4.1 million resulted in a current year income tax benefit with the remaining decrease of $1.8 million recognized in Other Comprehensive Income. Of the total decrease of $1.2 million in 2014, $2.0 million resulted in a current year income tax benefit offset by an increase of $0.8 million recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2015 and December 31, 2014 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, Management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods.  In 2014, in the UK, a change in commercial circumstances led to a change in judgment concerning the need for a valuation allowance on certain limited loss carryforwards; the release of the beginning-of-year valuation allowance resulted in a tax benefit of $3.1 million. During 2015, a UK subsidiary utilized losses for which a full beginning-of-year valuation allowance had been retained resulting in a tax benefit of $3.2 million.

The Company has not recognized a deferred tax liability for the undistributed earnings of foreign subsidiaries that arose in 2015 and prior years as the Company considers these earnings to be indefinitely reinvested. It is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31,	December 31,	December 31,
	2015	2014	2013
	(in thousands)
Unrecognized tax benefits at start of year	$23,201	$5,780	$7,189

Increase related to acquired tax positions	778	14,552	-
Increase related to prior year tax positions	1,482	565	-
Decrease related to prior year tax positions	-	(183)	(494)
Increase related to current year tax positions	3,063	3,709	2,269
Settlements	(315)	(2)	(899)
Lapse of statute of limitations	(43)	(1,220)	(2,285)
Unrecognized tax benefits at end of year	$28,166	$23,201	$5,780

The relevant statute of limitations for unrecognized tax benefits totaling $3.8 million could potentially expire during 2016. $0.8 million of the increase during the year ended 31 December 2015 (2014: $14.5 million) reflects pre-acquisition tax positions taken by companies acquired during 2014.

Included in the balance of total unrecognized tax benefits at December 31, 2015 were potential benefits of $28.2 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2014 and December 31, 2013 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $23.2 million and $5.8 million respectively.

Interest and penalties recognized as a net expense during the year ended December 31, 2015 amounted to $0.9 million (2014: net benefit of $0.2 million, 2013: net benefit of $0.2 million) and are included within the provision for income taxes.  Total accrued interest and penalties as of December 31, 2015 and December 31, 2014 were $3.3 million and $2.4 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are the United States and Ireland.  We may potentially be subjected to tax audits in both our major jurisdictions.  In the United States tax periods open to audit include the years ended December 31, 2012, December 31, 2013, December 31, 2014 and December 31, 2015.  In Ireland, tax periods open to audit include the years ended December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014 and December 31, 2015.  During such audits, local tax authorities may challenge the positions taken by us in tax returns.